International Flavors & Fragrances Inc.
Consolidated Statements of (Loss) Income
(Amounts in millions except per share data)
(Unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2022	2021	% Change	2022	2021	% Change
Net sales	$2,844	$3,031	(6)%	$12,440	$11,656	7%
Cost of goods sold	1,975	2,050	(4)%	8,289	7,921	5%
Gross profit	869	981	(11)%	4,151	3,735	11%
Research and development expenses	143	166	(14)%	603	629	(4)%
Selling and administrative expenses	440	450	(2)%	1,768	1,749	1%
Restructuring and other charges	7	7	—%	12	41	(71)%
Amortization of acquisition-related intangibles	175	185	(5)%	727	732	(1)%
Impairment of goodwill	—	—	NMF	2,250	—	NMF
Impairment of long-lived assets	—	—	NMF	120	—	NMF
Gains on sale of fixed assets	(1)	—	NMF	(3)	(1)	200%
Operating profit (loss)	105	173	(39)%	(1,326)	585	NMF
Interest expense	104	73	42%	336	289	16%
Other expense (income), net	6	(14)	(143)%	(37)	(58)	(36)%
(Loss) income before taxes	(5)	114	(104)%	(1,625)	354	NMF
Provision for income taxes	19	22	(14)%	239	75	219%
Net (loss) income	(24)	92	(126)%	(1,864)	279	NMF
Net income attributable to non-controlling interest	1	2	(50)%	7	9	(22)%
Net (loss) income attributable to IFF shareholders	$(25)	$90	(128)%	$(1,871)	$270	NMF

Net (loss) income per share - basic (1)	$(0.10)	$0.35		$(7.32)	$1.11
Net (loss) income per share - diluted (1)	$(0.10)	$0.35		$(7.32)	$1.10

Average number of shares outstanding - basic	255	255		255	243
Average number of shares outstanding - diluted	255	255		255	243
(1) Net (loss) income per share reflects adjustments related to the redemption value of certain redeemable non-controlling interests.
NMF Not meaningful

International Flavors & Fragrances Inc.
Condensed Consolidated Balance Sheets
(Amounts in millions)
(Unaudited)

	December 31,
	2022	2021
Cash, cash equivalents and restricted cash	$493	$715
Receivables, net	1,818	1,906
Inventories	3,151	2,516
Other current assets	1,970	1,850
Total current assets	7,432	6,987

Property, plant and equipment, net	4,203	4,368
Goodwill and other intangibles, net	22,437	26,920
Other assets	1,335	1,383
Total assets	$35,407	$39,658

Short-term borrowings	$597	$632
Other current liabilities	3,131	3,001
Total current liabilities	3,728	3,633

Long-term debt	10,373	10,768
Non-current liabilities	3,533	4,035

Redeemable non-controlling interests	59	105

Shareholders' equity	17,714	21,117
Total liabilities and shareholders' equity	$35,407	$39,658

International Flavors & Fragrances Inc.
Consolidated Statements of Cash Flows
(Amounts in millions)
(Unaudited)

	Year Ended December 31,
	2022	2021
Cash flows from operating activities:
Net (loss) income	$(1,864)	$279
Adjustments to reconcile to net cash provided by operations:
Depreciation and amortization	1,179	1,156
Deferred income taxes	(237)	(236)
(Gains) losses on sale of fixed assets	(3)	(1)
Gains on business divestiture	(11)	—
Stock-based compensation	49	54
Pension contributions	(36)	(37)
Amortization of inventory step-up	—	368
Impairment of goodwill	2,250	—
Impairment of long-lived assets	120	—
Changes in assets and liabilities, net of acquisitions:
Trade receivables	(117)	(169)
Inventories	(893)	(363)
Accounts payable	(57)	419
Accruals for incentive compensation	(34)	96
Other current payables and accrued expenses	92	4
Other assets/liabilities, net	(41)	(133)
Net cash provided by operating activities	397	1,437
Cash flows from investing activities:
Cash paid for acquisitions, net of cash received	(110)	—
Additions to property, plant and equipment	(504)	(393)
Additions to intangible assets	(2)	(4)
Proceeds from disposal of assets	8	18
Proceeds from unwinding of derivative instruments	173	—
Cash provided by the Merger with N&B	11	246
Net proceeds received from business divestiture	1,169	115
Net cash provided by (used in) investing activities	745	(18)
Cash flows from financing activities:
Cash dividends paid to shareholders	(810)	(667)
Dividends paid to redeemable non-controlling interest	—	(2)
Increase (decrease) in revolving credit facility and short term borrowings	104	(105)
Proceeds from issuance of commercial paper (maturities after three months)	225	—
Repayments of commercial paper (maturities after three months)	(421)	—
Net borrowings of commercial paper (maturities less than three months)	48	324
Deferred financing costs	—	(3)
Repayments of long-term debt	(300)	(828)
Purchases of redeemable non-controlling interest	(47)	—
Proceeds from issuance of long-term debt	—	3
Contingent consideration paid	—	(14)
Proceeds from issuance of stock in connection with stock options	—	9
Employee withholding taxes paid	(21)	(21)
Other, net	(7)	—
Net cash used in financing activities	(1,229)	(1,304)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(77)	(59)
Net change in cash, cash equivalents and restricted cash	(164)	56
Cash, cash equivalents and restricted cash at beginning of year	716	660
Cash, cash equivalents and restricted cash at end of year	$552	$716
The following table reconciles cash, cash equivalents and restricted cash between the Company's statement of cash flows for the periods ended December 31, 2022 and December 31, 2021 to the amounts reported in the Company's balance sheet:

AMOUNTS IN MILLIONS	December 31, 2022	December 31, 2021	December 31, 2020
Current assets
Cash and cash equivalents	$483	$711	$650
Cash and cash equivalents included in Assets held for sale	52	—	—
Restricted cash	10	4	7
Non-current assets
Restricted cash included in Other assets	7	1	3
Cash, cash equivalents and restricted cash	$552	$716	$660

International Flavors & Fragrances Inc.
GAAP to Non-GAAP Reconciliation
(Amounts in millions)
(Unaudited)
The following information and schedules provide reconciliation information between reported GAAP amounts and non-GAAP certain adjusted amounts. This information and schedules are not intended as, and should not be viewed as, a substitute for reported GAAP amounts or financial statements of the Company prepared and presented in accordance with GAAP.

Reconciliation of Net (Loss) Income and EPS
	Fourth Quarter
	2022				2021
(DOLLARS IN MILLIONS)	(Loss) income before taxes	Provision for (Benefit from) income taxes (i)	Net (loss) income attributable to IFF (j)	Diluted EPS (k)	Income before taxes	Provision for income taxes (i)	Net income attributable to IFF (j)	Diluted EPS
Reported (GAAP)	$(5)	$19	$(25)	$(0.10)	$114	$22	$90	$0.35
Acquisition Related Costs (a)	(6)	(1)	(5)	(0.02)	—	—	—	—
Restructuring and Other Charges	7	1	6	0.02	7	2	5	0.02
Losses (Gains) on Sale of Fixed Assets	(1)	—	(1)	—	—	—	—	—
Business Divestiture Costs (b)	19	(67)	86	0.34	21	5	16	0.06
Gains on Business Disposal	3	14	(11)	(0.04)	(13)	(14)	1	0.01
Employee Separation Costs (c)	7	—	7	0.03	1	—	1	—
Strategic Initiative Costs (d)	3	1	2	0.01	—	—	—	—
Global Shared Services Implementation Costs (e)	4	1	3	0.01	—	—	—	—
Pension Settlement (f)	—	—	—	—	2	—	2	0.01
Frutarom Acquisition Related Costs (g)	—	—	—	—	2	—	2	0.01
N&B Inventory Step-Up Costs	—	—	—	—	5	—	5	0.02
Integration Related Costs (h)	21	5	16	0.07	25	6	19	0.07
Adjusted (Non-GAAP)	$52	$(27)	$78	$0.31	$164	$21	$141	$0.55

Reconciliation of Adjusted (Non-GAAP) EPS ex. Amortization
	Fourth Quarter
(DOLLARS AND SHARE AMOUNTS IN MILLIONS)	2022	2021
Numerator
Adjusted (Non-GAAP) Net Income	$78	$141
Amortization of Acquisition related Intangible Assets	175	185
Tax impact on Amortization of Acquisition related Intangible Assets (i)	40	45
Amortization of Acquisition related Intangible Assets, net of tax (l)	135	140
Adjusted (Non-GAAP) Net Income ex. Amortization	$213	$281

Denominator
Weighted average shares assuming dilution (diluted)	255	255
Adjusted (Non-GAAP) EPS ex. Amortization	$0.83	$1.10

(a)	Represents costs related to the acquisition of Health Wright Products, primarily consulting and legal fees, offset in part by earn out adjustments.
(b)	Represents costs, including establishment of deferred tax liabilities, related to the Company's sales and planned sales of businesses, primarily legal and professional fees.
(c)	Represents costs related to severance, including accelerated stock compensation expense, for certain employees and executives who have been separated or will separate from the Company.
(d)	Represents costs related to the Company's strategic assessment and business portfolio optimization efforts, primarily consulting fees.
(e)	Represents costs related to the Company's efforts of restructuring the Global Shared Services Centers, primarily consulting fees.
(f)	Represents pension settlement charges incurred in one of the Company's UK pension plans.

(g)	Represents transaction-related costs and expenses related to the acquisition of Frutarom, primarily includes earn-out payments, net of adjustments.
(h)	Represents costs related to integration activities since 2018, primarily for Frutarom and N&B. For 2022, represents costs primarily related to external consulting fees and internal integration costs, including salaries of individuals who are fully dedicated to integration efforts. For 2021, represents costs primarily related to performance stock awards and consulting fees for advisory services.
(i)	The income tax effects of non-GAAP adjustments are calculated based on the applicable statutory tax rate for the relevant jurisdiction, except for those items which are non-taxable or subject to valuation allowances for which the tax expense (benefit) was calculated at 0%. The tax benefit for amortization is calculated in a similar manner as the tax effects of the non-GAAP adjustments.
(j)	For 2022, net loss is increased by income attributable to non-controlling interest of $1 million. For 2021, net income is reduced by income attributable to non-controlling interest of $2 million.
(k)	The sum of these items does not foot due to rounding.
(l)	Represents all amortization of intangible assets acquired in connection with acquisitions, net of tax.

International Flavors & Fragrances Inc.
GAAP to Non-GAAP Reconciliation
(Amounts in millions)
(Unaudited)
The following information and schedules provide reconciliation information between reported GAAP amounts and non-GAAP certain adjusted amounts. This information and schedules are not intended as, and should not be viewed as, a substitute for reported GAAP amounts or financial statements of the Company prepared and presented in accordance with GAAP.

Reconciliation of Net (Loss) Income and EPS
	Year Ended December 31,
	2022				2021
(DOLLARS IN MILLIONS)	(Loss) income before taxes	Provision for income taxes (o)	Net (loss) income attributable to IFF (p)	Diluted EPS	Income before taxes	Provision for income taxes (o)	Net income attributable to IFF (p)	Diluted EPS
Reported (GAAP)	$(1,625)	$239	$(1,871)	$(7.32)	$354	$75	$270	$1.10
Acquisition Related Costs (a)	(4)	—	(4)	(0.02)	—	—	—	—
Restructuring and Other Charges	12	2	10	0.04	41	9	32	0.13
Losses (Gains) on Sale of Fixed Assets	(3)	(1)	(2)	(0.01)	(1)	—	(1)	—
Impairment of Goodwill (b)	2,250	—	2,250	8.81	—	—	—	—
Impairment of Long-Lived Assets (c)	120	24	96	0.38	—	—	—	—
Shareholder Activism Related Costs (d)	3	1	2	0.01	7	2	5	0.02
Business Divestiture Costs (e)	110	(64)	174	0.68	42	10	32	0.12
Gains on Business Disposal	(11)	(96)	85	0.34	(13)	(14)	1	0.01
Employee Separation Costs (f)	11	1	10	0.04	29	2	27	0.11
Strategic Initiative Costs (g)	3	1	2	0.01	—	—	—	—
Global Shared Services Implementation Costs (h)	5	1	4	0.01	—	—	—	—
Pension Income Adjustment (i)	—	—	—	—	(17)	(4)	(13)	(0.05)
Pension Settlement (j)	—	—	—	—	2	—	2	0.01
Frutarom Acquisition Related Costs (k)	1	—	1	—	2	—	2	0.01
N&B Inventory Step-Up Costs	—	—	—	—	368	79	289	1.19
N&B Transaction Related Costs (l)	—	—	—	—	91	19	72	0.29
Integration Related Costs (m)	94	23	71	0.28	105	24	81	0.33
Redemption value adjustment to EPS (n)	—	—	—	(0.01)	—	—	—	0.01
Adjusted (Non-GAAP)	$966	$131	$828	$3.24	$1,010	$202	$799	$3.28

Reconciliation of Adjusted (Non-GAAP) EPS ex. Amortization
	Year Ended December 31,
(DOLLARS AND SHARE AMOUNTS IN MILLIONS)	2022	2021
Numerator
Adjusted (Non-GAAP) Net Income	$828	$799
Amortization of Acquisition related Intangible Assets	727	732
Tax impact on Amortization of Acquisition related Intangible Assets (o)	170	158
Amortization of Acquisition related Intangible Assets, net of tax (q)	557	574
Adjusted (Non-GAAP) Net Income ex. Amortization	$1,385	$1,373

Denominator
Weighted average shares assuming dilution (diluted)	255	244
Adjusted (Non-GAAP) EPS ex. Amortization	$5.42	$5.63

(a)	Represents costs related to the acquisition of Health Wright Products, primarily consulting and legal fees, offset in part by earn out adjustments.

(b)	Represents costs related to the impairment of goodwill in the Health & Biosciences reporting unit.
(c)	Represents costs related to the impairment of intangible and fixed assets of an asset group that operates primarily in Russia.
(d)	Represents shareholder activist related costs, primarily professional fees.
(e)	Represents costs, including establishment of deferred tax liabilities, related to the Company's sales and planned sales of businesses, primarily legal and professional fees.
(f)	Represents costs related to severance, including accelerated stock compensation expense, for certain employees and executives who have been separated or will separate from the Company.
(g)	Represents costs related to the Company's strategic assessment and business portfolio optimization efforts, primarily consulting fees.
(h)	Represents costs related to the Company's efforts of restructuring the Global Shared Services Centers, primarily consulting fees.
(i)	Represents catch-up of net pension income from prior periods that had been excluded from their respective periods.
(j)	Represents pension settlement charges incurred in one of the Company's UK pension plans.
(k)	Represents transaction-related costs and expenses related to the acquisition of Frutarom, primarily includes earn-out payments, net of adjustments.
(l)	Represents transaction costs and expenses related to the transaction with N&B, primarily legal and professional fees.
(m)	Represents costs related to integration activities since 2018, primarily for Frutarom and N&B. For 2022, represents costs primarily related to external consulting fees and internal integration costs, including salaries of individuals who are fully dedicated to integration efforts. For 2021, represents costs primarily related to performance stock awards and consulting fees for advisory services.
(n)	Represents the adjustment to EPS related to the excess of the redemption value of certain redeemable non-controlling interests over their existing carrying value.
(o)	The income tax effects of non-GAAP adjustments are calculated based on the applicable statutory tax rate for the relevant jurisdiction, except for those items which are non-taxable or subject to valuation allowances for which the tax expense (benefit) was calculated at 0%. The tax benefit for amortization is calculated in a similar manner as the tax effects of the non-GAAP adjustments.
(p)	For 2022, net loss is increased by income attributable to non-controlling interest of $7 million. For 2021, net income is reduced by income attributable to non-controlling interest of $9 million.
(q)	Represents all amortization of intangible assets acquired in connection with acquisitions, net of tax.